UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): December 16, 2022

Reading International, Inc.

(Exact Name of Registrant as Specified in its Charter)

Nevada	1-8625	95-3885184
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

189 Second Avenue, Suite 2S, New York, New York		10003
(Address of Principal Executive Offices)		(Zip Code)

Registrant's telephone number, including area code: (213) 235-2240

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, $0.01 par value	RDI	The NASDAQ Stock Market LLC
Class B Common Stock, $0.01 par value	RDIB	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company   ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

On December 16, 2022, Reading Entertainment Australia Pty Ltd (“REA”), a subsidiary of Reading International, Inc. (the “Company”), and other affiliates of REA (the “Guarantors”), entered into a Variation Deed with National Australia Bank Limited, which amended certain terms of the Corporate Markets Loan & Bank Guarantee Facility Agreement dated June 24, 2011 (the “NAB Facility Agreement”). Pursuant to the Variation Deed, the definition of Permitted Distribution and Clause 9.8(a)(iii) - Debt to Debt plus Equity Ratio, were amended.

The foregoing description of the Variation Deed does not purport to be complete and is qualified in its entirety by reference to the full text of the Variation Deed, a copy of which is filed as Exhibit 10.1 to this Form 8-K and is incorporated by reference herein.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.
Exhibit No.	Description
10.1†	Variation Deed of the Corporate Markets Loan & Bank Guarantee Facility Agreement, dated June 24, 2011, by and between National Australia Bank Limited and Reading Entertainment Australia Pty Ltd.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

† Certain portions of this exhibit have been omitted pursuant to Items 601(a)(5) and 601(b)(10)(iv) of Regulation S-K. Information in this exhibit that has been omitted has been noted in this document with a placeholder identified by the mark “[***]”. The Company hereby agrees to furnish a copy of any omitted schedules or exhibits to the SEC upon request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.3
READING INTERNATIONAL, INC.

Date: December 22, 2022	By:	/s/ Gilbert Avanes
	Name:	Gilbert Avanes
	Title:	Executive Vice President, Chief Financial Officer and Treasurer